EATON VANCE INSTITUTIONAL SHORT TERM INCOME FUND
               EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND
                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2004


1.   The following replaces the last paragraph of "Purchasing Shares":

From time to time, a substantial portion of the Fund may be held by shareholders that have invested in the Fund as part of a short-term investment strategy. Shareholders employing such a strategy may purchase and redeem Fund shares frequently. Frequent trading may cause the Fund to experience high portfolio turnover, which may result in higher Fund transaction costs and realization of taxable capital gains for shareholders. In addition, excessive purchases and sales of Fund shares may disrupt portfolio management and negatively affect the Fund's ability to achieve its investment objective. Investors may attempt to profit from fluctuations in the net asset value of Fund shares by purchasing Fund shares when they expect the share price to rise and selling Fund shares when they expect the share price to fall. If the Fund invests in securities that are thinly traded, traded infrequently or relatively illiquid, it is susceptible to the risk that current prices for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these price differences (commonly referred to as "price arbitrage"). Because the Fund invests primarily in actively traded securities and determines its net asset value twice a day, the risk of price arbitrage is remote. However, there can be no assurance that investors will not engage in short-term trading for such purposes. While there is no limit on purchases and redemptions by investors, the Fund or the principal underwriter may reject or cancel any purchase order (including an exchange) from an investor or group of investors for any reason. Eaton Vance and its affiliates have invested in the Fund in the past and may do so in the future.

PAYMENTS TO INVESTMENT DEALERS. In connection with sales of Fund shares, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the Fund. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.


December 20, 2004

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                EATON VANCE INSTITUTIONAL SHORT TERM INCOME FUND
               EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND
                           SUPPLEMENT TO STATEMENTS OF
                             ADDITIONAL INFORMATION
                                DATED MAY 1, 2004

"Purchasing and Redeeming Shares" is deleted in its entirety.